Exhibit 10.1

AMENDMENT AGREEMENT

This Amendment Agreement (the “Amendment Agreement”), dated as of October 31, 2024, is entered into by and between Global Mofy AI Limited, a Cayman Islands company (“Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”) to amend a certain securities purchase agreement by and among the Company and the Purchasers dated October 13, 2024 (the (the “Securities Purchase Agreement”).

BACKGROUND

(A)	Section 5.5 of the Securities Purchase Agreement requires any amendments to the Securities Purchase Agreement to be in a written instrument signed by the Company and Purchasers which purchased at least 50.1% in interest of the Shares and Pre-Funded Warrants based on the initial Subscription Amounts thereunder .

(B)	The parties desire to enter into this Amendment Agreement, pursuant to the terms and conditions set forth herein, to amend the definition of the Reset Date.

AGREED TERMS

1.	Definitions and interpretation

Capitalized terms not otherwise defined herein shall have the meanings set forth in the Securities Purchase Agreement.

2.	Amendment to the Convertible Note

The definition of the Reset Date as set forth the Securities Purchase Agreement shall be amended to mean “the date that is fourteenth (14th) calendar days after the Closing Date”.

3.	Representations and warranties

Each party to this Amendment Agreement represents and warrants to the other as of the date of this Amendment Agreement that:

(a) it has the requisite corporate power and authority to enter into this Amendment Agreement and to consummate the transactions contemplated by this Amendment Agreement;

(b) it has taken all necessary corporate actions to authorize the execution, delivery and performance of this Amendment Agreement and no further action is required by it, its Board of Directors or managers or its stockholders or members in connection therewith; and

(c) the obligations assumed by it in this Amendment Agreement are legal, valid, and enforceable obligations binding on it in accordance with its terms.

4.	Counterparts and delivery

This Amendment Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.	Governing law

This Amendment Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Amendment Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under the Securities Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

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IN WITNESS WHEREOF, the Company and the Purchasers have caused this Amendment Agreement to be signed by their duly authorized officers.

GLOBAL MOFY AI LIMITED

By:
	Name:	Haogang Yang
	Title:	Chief Executive Officer

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SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ________________________________________________________

Signature of Authorized Signatory of Purchaser: __________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Number of Shares purchased pursuant to the Securities Purchase Agreement: _______________

Number of Pre-Funded Warrant Shares purchased pursuant to the Securities Purchase Agreement: _______________

[SIGNATURE PAGES CONTINUE]

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